UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2004

EDUCATE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50952	37-1465722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fleet Street, Baltimore, Maryland 21202

(Address of principal executive offices)      (ZIP Code)

Registrant’s telephone number, including area code: (410) 843-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 10, 2004, the Board of Directors of Educate, Inc. (the “Company”) appointed Michael F. Devine, III to serve on the Company’s Board of Directors and to serve as chairman of the Audit Committee of the Board of Directors. Mr. Devine replaced Aaron Stone as chairman of the Audit Committee of the Board of Directors. Mr. Stone will continue to serve on the Company’s Board of Directors. Following the simultaneous resignation of Mr. Stone and appointment of Mr. Devine, the Audit Committee of the Board of Directors consists of Mr. Devine, David Hornbeck and Raul Yzaguirre, all of whom meet Nasdaq’s independence requirements for audit committee members.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c)    Exhibits.

99.1	Press Release dated December 14, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATE, INC.

/s/ C. Alan Schroeder
Name: C. Alan Schroeder Title: Vice President, General Counsel and Secretary

Date: December 14, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated December 14, 2004.